axcelis + Veeco

COMBINING TO CREATE A LEADING SEMICONDUCTOR EQUIPMENT COMPANY

Diversifies Portfolio, Combines Complementary Expertise and Expands Addressable Markets Supported by Secular Tailwinds to Drive Sustainable Long-Term Growth and Value

Quick Links



Press Release


Industry Leading
Semiconductor
Equipment Supplier

Investor Presentation



Infographic

Conference Call

Transaction Overview

Axcelis Technologies, Inc. (Nasdaq: ACLS) and Veeco Instruments Inc. (Nasdaq: VECO) announced on October 1, 2025 that they have entered into a definitive agreement to combine in an all-stock merger with an enterprise value of approximately $4.4 billion.[1] Together, Axcelis and Veeco will be a leading semiconductor equipment company serving complementary, diversified and expanding end markets with an attractive operating profile, a robust R&D innovation engine and an expanded product portfolio.

Combining Capabilities to Create a Compelling Investment Opportunity

$1.7B REVENUE[2]	44% GROSS MARGIN[2]	~$230M COMBINED R&D SPEND[2]
$387M ADJUSTED EBITDA[3]	>$900M+ COMBINED CASH[4]	18% COMBINED REVENUE CAGR (2019-2024)

[1] Based on Axcelis' and Veeco's closing share prices as of September 30, 2025, and outstanding debt as of June 30, 2025
[2] Based on FY 2024 actual figures
[3] Represents non-GAAP figures
[4] Cash includes cash, cash equivalents, short-term investments and long-term investments as of June 30, 2025, as reflected in the respective balance sheets of both companies

Highly Complementary Combination with Benefits for all Stakeholders

Strategic and Financial Rationale

- Increases total addressable market opportunity to more than $5 billion +
- Diversifies technology portfolio and market segments to advance customer roadmaps +
- Combines complementary expertise to deliver innovative solutions for customers +
- Resilient operating profile and strong balance sheet to drive growth and returns +

axcelis

"This combination marks a transformational milestone for both Axcelis and Veeco, establishing anew leader in semiconductor capital equipment with complementary technologies, a diversified portfolio, and an expanded addressable market opportunity. We have long admired Veeco's history of innovation and its track record of delivering breakthrough products. I had the privilege of previously working at Veeco and I hold deep appreciation for its incredible talent, culture and innovation. Together, we will be well-positioned to serve large and growing end markets poised to benefit from significant secular tailwinds, creating exciting career opportunities and accelerating next-generation innovation for our customers."



Dr. Russell Low, Axcelis CEO

Veeco

"This merger capitalizes on the core competencies of both Veeco and Axcelis to address our customers' critical needs. With increased R&D scale, the combination of these two exceptional businesses will accelerate our ability to solve material challenges, enable advanced chip manufacturing and build an even stronger company that can deliver superior value for all stakeholders."



Dr. Bill Miller, Veeco CEO

Investor Presentation


axcelis + Veeco
Combining to Create an
Industry Leading Semiconductor Equipment Company
Oct 1, 2025

1

Transaction Details

- All-stock transaction with an enterprise value of ~$4.4 billion.
- Veeco shareholders will receive 0.3575 Axcelis shares for each share of Veeco they own.
- At closing, Axcelis shareholders are expected to own approximately 58% and Veeco shareholders are expected to own approximately 42% of the combined company, on a fully diluted basis.





Transaction Timeline

- Expected to close in the second half of 2026.
- Subject to approval by shareholders of both companies, the receipt of required regulatory approvals and the satisfaction of other customary closing conditions.

Governance, Leadership and Headquarters

- Russell Low, President and CEO of Axcelis will serve as President and CEO of the combined company.
- The combined company's Board of Directors will comprise 11 directors, six of whom are from Axcelis, and four directors from Veeco, including Russell Low and Bill Miller, who will also chair the Board's Technology Committee.
- Thomas St. Dennis, who currently serves on the boards of both companies, will serve as Chairperson of the Board for the combined company. Jorge Titinger, current Chairperson of Axcelis, will remain on the Board of the combined company.
- Following the closing of the transaction, the combined company will have its headquarters in Beverly, Massachusetts.
- The combined company will assume a new name, ticker symbol and brand following close.


System
Connection Status
Log

axcelis + Veeco

AXCELIS CONTACTS

Press/Media Relations:

Maureen Hart
(978) 787-4266
maureen.hart@axcelis.com

Mahmoud Siddig / Andrew Siegel / Greg Klassen
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

Investor Relations:

David Ryzhik
(978) 787-2352
david.ryzhik@axcelis.com

VEECO CONTACTS

Press/Media Relations:

Brenden Wright
(410) 984-2610
bwright@veeco.com

Jim Golden / Ed Hammond / Jack Kelleher
Collected Strategies
veeco-cs@collectedstrategies.com

Investor Relations:

Alex Delacroix
(516) 528 1020
adelacroix@veeco.com

PRESS RELEASES

OCTOBER 1, 2025

Axcelis Technologies and Veeco Instruments to Combine, Creating a Leading Semiconductor Equipment Company

View PDF

axcelis + Veeco

AXCELIS CONTACTS

Press/Media Relations:

Maureen Hart
(978) 787-4266
maureen.hart@axcelis.com

Mahmoud Siddig / Andrew Siegel / Greg Klassen
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

Investor Relations:

David Ryzhik
(978) 787-2352
david.ryzhik@axcelis.com

VEECO CONTACTS

Press/Media Relations:

Brenden Wright
(410) 984-2610
bwright@veeco.com

Jim Golden / Ed Hammond / Jack Kelleher
Collected Strategies
veeco-cs@collectedstrategies.com

Investor Relations:

Alex Delacroix
(516) 528 1020
adelacroix@veeco.com

OTHER RESOURCES

OCTOBER 1, 2025

Investor Presentation

View PDF

OCTOBER 1, 2025

Infographic

View PDF

OCTOBER 1, 2025

Conference Call

Listen

axcelis + Veeco

AXCELIS CONTACTS

Press/Media Relations:

Maureen Hart
(978) 787-4266
maureen.hart@axcelis.com

Mahmoud Siddig / Andrew Siegel / Greg Klassen
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

Investor Relations:

David Ryzhik
(978) 787-2352
david.ryzhik@axcelis.com

VEECO CONTACTS

Press/Media Relations:

Brenden Wright
(410) 984-2610
bwright@veeco.com

Jim Golden / Ed Hammond / Jack Kelleher
Collected Strategies
veeco-cs@collectedstrategies.com

Investor Relations:

Alex Delacroix
(516) 528 1020
adelacroix@veeco.com

FILINGS

OCTOBER 1, 2025
8-K Filing
View Filing

axcelis + Veeco

AXCELIS CONTACTS

Press/Media Relations:

Maureen Hart
(978) 787-4266
maureen.hart@axcelis.com

Mahmoud Siddig / Andrew Siegel / Greg Klassen
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

Investor Relations:

David Ryzhik
(978) 787-2352
david.ryzhik@axcelis.com

VEECO CONTACTS

Press/Media Relations:

Brenden Wright
(410) 984-2610
bwright@veeco.com

Jim Golden / Ed Hammond / Jack Kelleher
Collected Strategies
veeco-cs@collectedstrategies.com

Investor Relations:

Alex Delacroix
(516) 528 1020
adelacroix@veeco.com